THE LAZARD FUNDS, INC.

Lazard U.S. Small Cap Equity Growth Portfolio

Supplement to Prospectus dated February 28, 2006

The following supplements the provisions in the section entitled “Investment Objective, Strategies, Risk/Return and Expenses—Principal Investment Strategies”:

The Portfolio also may invest up to 15% of its total assets in non-U.S. equity securities. The Portfolio may invest in the securities of foreign issuers in the form of American and Global Depositary Receipts.

Dated: March 22, 2006